Revenue Recognition	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenue Recognition	Revenue Recognition
Our products include seating systems, plastic components, electrical wire harnesses, mirrors, wipers and other accessories. We sell these products into multiple geographic regions including North America, Europe and Asia-Pacific and to multiple end markets. The nature, timing and uncertainty of recognition of revenue and associated cash flows across the varying product lines, geographic regions and customer end markets is substantially consistent.
Contractual Arrangements - Revenue is measured based on terms and conditions specified in contracts or purchase orders with customers. We have long-term contracts with some customers that govern overall terms and conditions which are accompanied by purchase orders that define specific order quantities and/or price. We have many customers with which we conduct business for which the terms and conditions are outlined in purchase orders without a long-term contract. We generally do not have customer contracts with minimum order quantity requirements.
Amount and Timing of Revenue Recognition - The transaction price is based on the consideration to which the Company will be entitled in exchange for transferring control of a product to the customer. This is defined in a purchase order or in a separate pricing arrangement and represents the stand-alone selling price. Our payment terms vary by customer. None of the Company's business arrangements as of December 31, 2024, contained a significant financing component. We typically do not have multiple performance obligations requiring us to allocate a transaction price.
We recognize revenue at the point in time when we satisfy a performance obligation by transferring control of a product to a customer, usually at a designated shipping point and in accordance with customer specifications. Estimates are made for variable consideration resulting from quality, delivery, discounts or other issues affecting the value of revenue and accounts receivable. This amount is estimated based on historical trends and current market conditions, and only amounts deemed collectible are recognized as revenues.
Other Matters - Shipping and handling costs billed to customers are recorded in revenues and costs associated with outbound freight are generally accounted for as a fulfillment cost and are included in cost of revenues. We generally do not provide for extended warranties or material customer incentives. Our customers typically do not have a general right of return for our products.
We had outstanding customer accounts receivable, net of allowances, of $118.7 million as of December 31, 2024 and $129.3 million as of December 31, 2023. We generally do not have other assets or liabilities associated with customer arrangements.
Revenue Disaggregation - The following is the composition, by product category, of our revenues:

	Twelve Months Ended December 31, 2024
	Global Seating	Electrical Systems	Trim Systems & Components	Total
Seats	$311,925	$—	$—	$311,925
Electrical wire harnesses, panels and assemblies	2,757	203,128	—	205,885
Plastic & Trim components	—	—	155,928	155,928
Mirrors, wipers and controls	—	—	49,617	49,617
Total	$314,682	$203,128	$205,545	$723,355

	Twelve Months Ended December 31, 2023
	Global Seating	Electrical Systems	Trim Systems & Components	Total
Seats	$345,705	$—	$—	$345,705
Electrical wire harnesses, panels and assemblies	2,985	242,391	—	245,376
Plastic & Trim components	—	—	193,822	193,822
Mirrors, wipers and controls	—	—	50,566	50,566
Total	$348,690	$242,391	$244,388	$835,469

	Twelve Months Ended December 31, 2022
	Global Seating	Electrical Systems	Trim Systems & Components	Total
Seats	$358,737	$—	$—	$358,737
Electrical wire harnesses, panels and assemblies	89	191,828	—	191,917
Plastic & Trim components	—	—	183,239	183,239
Mirrors, wipers and controls	—	—	48,690	48,690
Total	$358,826	$191,828	$231,929	$782,583